Execution Copy







                       MASTER SPREAD ACCOUNT AGREEMENT,

                        dated as of November 21, 1995,

                                     among

                     NATIONAL FINANCIAL AUTO FUNDING TRUST

                       FINANCIAL SECURITY ASSURANCE INC.

                                      and

                        HARRIS TRUST AND SAVINGS BANK,

                      as Trustee and as Collateral Agent







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                               TABLE OF CONTENTS
                                                                                                                Page

                                  ARTICLE I.

                                  DEFINITIONS
         Section 1.01.         Definitions......................................................................  2
         Section 1.02.         Rules of Interpretation..........................................................  8
                                  ARTICLE II.

          CREDIT ENHANCEMENT FEE; SERIES SUPPLEMENTS; THE COLLATERAL
         Section 2.01.         Credit Enhancement Fee...........................................................  9
         Section 2.02.         Series Supplements...............................................................  9
         Section 2.03.         Grant of Security Interest by the Transferor..................................... 10
         Section 2.04.         Priority......................................................................... 10
         Section 2.05.         Transferor Remains Liable........................................................ 11
         Section 2.06.         Maintenance of Collateral........................................................ 11
         Section 2.07.         Termination and Release of Rights................................................ 12
         Section 2.08.         Non-Recourse Obligations of Transferor........................................... 13
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                                 ARTICLE III.

                                SPREAD ACCOUNTS
         Section 3.01.         Establishment of Spread Accounts; Initial Deposits into
                                  Spread Accounts............................................................... 13
         Section 3.02.         Investments...................................................................... 14
         Section 3.03.         Distributions; Priority of Payments.............................................. 15
         Section 3.04.         General Provisions Regarding Spread Accounts..................................... 17
         Section 3.05.         Reports by the Collateral Agent.................................................. 18
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                                  ARTICLE IV.

                             THE COLLATERAL AGENT
         Section 4.01.         Appointment and Powers........................................................... 19
         Section 4.02.         Performance of Duties............................................................ 19
         Section 4.03.         Limitation on Liability.......................................................... 19
         Section 4.04.         Reliance upon Documents.......................................................... 20

                                     - i -



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         Section 4.05.         Successor Collateral Agent....................................................... 20

         Section 4.06.         Indemnification.................................................................. 22
         Section 4.07.         Compensation and Reimbursement................................................... 23
         Section 4.08.         Representations and Warranties of the Collateral Agent........................... 23
         Section 4.09.         Waiver of Setoffs................................................................ 23
         Section 4.10.         Control by the Controlling Party................................................. 24
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                                  ARTICLE V.

                          COVENANTS OF THE TRANSFEROR
         Section 5.01.         Preservation of Collateral....................................................... 24
         Section 5.02.         Opinions as to Collateral........................................................ 24
         Section 5.03.         Notices.......................................................................... 25
         Section 5.04.         Waiver of Stay or Extension Laws; Marshalling of Assets.......................... 25
         Section 5.05.         Noninterference, etc............................................................. 25
         Section 5.06.         Transferor Changes............................................................... 26
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                                  ARTICLE VI.

                  CONTROLLING PARTY; INTERCREDITOR PROVISIONS
         Section 6.01.         Appointment of Controlling Party................................................. 26
         Section 6.02.         Controlling Party's Authority.................................................... 27
         Section 6.03.         Rights of Secured Parties........................................................ 27
         Section 6.04.         Degree of Care................................................................... 28
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                                 ARTICLE VII.

                             REMEDIES UPON DEFAULT
         Section 7.01.         Remedies upon a Default.......................................................... 28
         Section 7.02.         Waiver of Default................................................................ 28
         Section 7.03.         Restoration of Rights and Remedies............................................... 29
         Section 7.04.         No Remedy Exclusive.............................................................. 29
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                                 ARTICLE VIII.

                                 MISCELLANEOUS
         Section 8.01.         Further Assurances............................................................... 29
         Section 8.02.         Waiver........................................................................... 29
         Section 8.03.         Amendments, Waivers.............................................................. 30

                                    - ii -

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         Section 8.04.         Severability..................................................................... 30
         Section 8.05.         Nonpetition Covenant............................................................. 30
         Section 8.06.         Notices.......................................................................... 31
         Section 8.07.         Term of this Agreement........................................................... 32
         Section 8.08.         Assignments, Third-Party Rights; Reinsurance..................................... 33
         Section 8.09.         Consent of Controlling Party..................................................... 33
         Section 8.10.         Trial by Jury Waived............................................................. 33

         Section 8.11.         Governing Law.................................................................... 34
         Section 8.12.         Consents to Jurisdiction......................................................... 34
         Section 8.13.         Limitation of Liability.......................................................... 34
         Section 8.14.         Determination of Adverse Effect.................................................. 35
         Section 8.15.         Counterparts..................................................................... 35
         Section 8.16.         Headings......................................................................... 35
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                                    - iii -

                    MASTER SPREAD ACCOUNT AGREEMENT

         MASTER SPREAD ACCOUNT AGREEMENT, dated as of November 21, 1995 (the "Agreement"), by and among NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust (the "Transferor"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security") and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation in its capacities as Trustee under each Pooling and Servicing Agreement referred to below, in such capacity as agent for the Certificateholders with respect to the related Series (the "Trustee") and as Collateral Agent (as defined below).

                               RECITALS

         1. National Auto Finance 1995-1 Trust (the "Series 1995-1 Trust") was formed pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1995 (the "Series 1995-1 Pooling and Servicing Agreement"), among the Transferor, National Auto Finance Company, L.P. ("NAFCO"), as Master Servicer (the "Master Servicer") and the Trustee.

         2. Pursuant to the Series 1995-1 Pooling and Servicing
Agreement, the Transferor sold to the Series 1995-1 Trust all of its right, title and interest in and to the Contracts and certain other property of the Trust Estate.

         3. The Transferor requested that Financial Security issue the Series 1995-1 Policy to the Trustee to guarantee payment of the Guaranteed Distributions (as defined in such Policy) on each Distribution Date in respect of the Series 1995-1 Certificates.

         4. In partial consideration of the issuance of the Series 1995-1 Policy, the Transferor has agreed that Financial Security shall have certain rights as Controlling Party, to the extent set forth herein with respect to the Series 1995-1 Trust.

         5. The Transferor is a special purpose Delaware business trust, the beneficial ownership interests of which are held by NAFCO and its affiliates. The Series 1995-1 Trust has agreed to pay a Series 1995-1 Credit Enhancement Fee to the Transferor in consideration of the obligations of the Transferor pursuant hereto in respect of the Series 1995-1 Certificates and in consideration of the obligations of the Transferor pursuant to the Series 1995-1 Insurance Agreement (such obligations forming part of the 1995-1 Insurer Secured Obligations referred to herein). The 1995-1 Insurer Secured Obligations form part of the consideration to Financial Security for its issuance of the Series 1995-1 Policy.

         6. To secure the performance of the Series 1995-1 Secured Obligations, to further effect and enforce the subordination provisions to which the Credit Enhancement Fee is subject to, and in consideration of the receipt of the Credit Enhancement Fee, the Transferor has agreed to pledge the Series 1995-1 Collateral as Collateral to the Collateral Agent for the benefit of Financial Security and for the benefit of the Trustee on behalf of the Trust, upon the terms and conditions set forth herein.

         7. It is contemplated that the Transferor and NAFCO may enter into one or more additional Pooling and Servicing Agreements with the Trustee pursuant to which the Transferor will sell all of its right, title and interest in pools of Contracts, and that Financial Security in its discretion may issue additional Policies with respect to certain guaranteed distributions on the corresponding additional Series of Certificates. In connection with any such issuance of additional Policies, it is contemplated that Financial Security will obtain certain Controlling Party rights with respect to the related Series, and that, in connection with each such additional Series, the parties hereto will enter into a Series Supplement hereto pursuant to which the Transferor will pledge additional Collateral pursuant to the terms hereof.

                                  AGREEMENTS

         In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

         Section 1.01. Definitions. Unless defined in this Agreement, capitalized terms used in this Agreement shall have the meaning given such terms in the applicable Series Pooling and Servicing Agreement or Series Supplement, as identifiable from the context in which such term is used. The following terms shall have the following respective meanings:

         "Authorized Officer" means, (i) with respect to Financial Security, the Chairman of the Board, the President, the Executive Vice President or any Managing Director of Financial Security, (ii) with respect to the Trustees or the Collateral Agent, any Vice President or

Trust Officer thereof, and (iii) with respect to the Transferor, any Co-Trustee thereof.

         "Certificates" means, with respect to a Series, the Certificates issued pursuant to the Pooling and Servicing Agreement for such Series.

         "Collateral" means the Series 1995-1 Collateral, and with respect to any other Series, all collateral delivered hereunder with respect to each of such Series, as specified in the related Series Supplement.

         "Collateral Agent" means, initially, Harris Trust and Savings Bank, in its capacity as collateral agent on behalf of the Secured Parties, including its successors in interest, until a successor Person shall have become the Collateral Agent pursuant to Section 4.05 hereof, and thereafter "Collateral Agent" shall mean such successor Person.

         "Collateral Agent Fee" means, with respect to the Series 1995-1 Certificates, the annual fee payable to the Collateral Agent for services rendered as the Collateral Agent, which Collateral Agent Fee is included in the fees paid to Harris Trust pursuant to the Series 1995-1 Pooling and Servicing Agreement.

         "Collection Account" means the Collection Account applicable to any Series, as specified in the related Pooling and Servicing
Agreement.

         "Controlling Party" means with respect to a Series, at any time, the Person designated as the Controlling Party at such time pursuant to Section 6.01 hereof.

         "Credit Enhancement Fee" means the Credit Enhancement Fee applicable to any Series as specified in this Agreement or any Series Supplement.

         "Deemed Cured" means, as of a Reporting Date, with respect to a Trigger Event that has occurred with respect to a Series, that no Trigger Event with respect to such Series shall have occurred as of such Reporting Date or as of any of the three consecutively preceding Reporting Dates.

         "Default" means with respect to any Series, at any time, (i) if Financial Security is then the Controlling Party with respect to such Series, any Insurance Agreement Event of Default with respect to such Series, and (ii) if the Trustee is then the Controlling Party with respect to such Series, any Servicer Default with respect to such Series.


         "Delinquency Claim Date" means, with respect to any Distribution Date, the fourth Business Day preceding such Distribution Date.

         "Delivery" shall have the meaning set forth in the Series 1995-1 Pooling and Servicing Agreement.

         "Final Termination Date" means, with respect to a Series, the date that is the later of (i) the Insurer Termination Date with respect to such Series and (ii) the Trustee Termination Date with respect to such Series.

         "Financial Security Default" means, with respect to any Series, any one of the following events shall have occurred and be continuing:

                  (a) Financial Security shall have failed to make a payment required under the related Policy;

                  (b) Financial Security shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                  (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for Financial Security or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of Financial Security (or the taking of possession of all or any material portion of the property of Financial Security).

         "Guaranteed Distributions" shall have the meaning set forth in the related Policy.

         "Initial Spread Account Deposit" means, with respect to the Series 1995-1 Certificates, an amount equal to 1% of the Series 1995-1 Initial Balance or $420,000.

         "Insurance Agreement" means, with respect to any Series, the Insurance and Indemnity Agreement among Financial Security, NAFCO and the Transferor and such other parties as may be named therein, pursuant to which Financial Security issued a Policy to the Trustee.

         "Insurer Secured Obligations" means, with respect to a Series, all amounts and obligations which may at any time be owed to or on behalf of Financial Security (or any agents, accountants or attorneys for Financial Security) under the Insurance Agreement related to such Series or under any Transaction Document in respect of such Series, regardless of whether such amounts are owed now or in the future, whether liquidated or unliquidated, contingent or noncontingent.

         "Insurer Termination Date" means, with respect to any Series, the date which is the latest of (i) the date of the expiration of all Policies issued in respect of such Series, (ii) the date on which Financial Security shall have received payment and performance in full of all Insurer Secured Obligations with respect to such Series and
(iii) the latest date any payment referred to above could be avoided as a preference or otherwise under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, as specified in an Opinion of Counsel delivered to the Collateral Agent and the Trustee.

         "Lien" means any security interest, lien, change, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of the law.

         "Monthly Period" means, with respect to a Reporting Date or a Distribution Date, the calendar month immediately preceding the month in which such Reporting Date or Distribution Date occurs (such calendar month being referred to as the "related" Monthly Period with respect to such Reporting Date or Distribution Date).

         "NAFCO" means National Auto Finance Company L.P.

         "Non-Controlling Party" means with respect to a Series at any time, the Secured Party that is not the Controlling Party at such time.
         "Opinion of Counsel" means a written opinion of counsel acceptable, as to form, substance and issuing counsel, to the Controlling Party.

         "Policy" means the Series 1995-1 Policy and any insurance policy subsequently issued by Financial Security with respect to a Series.

         "Pooling and Servicing Agreement" means, with respect to the Series 1995-1 Certificates, the Series 1995-1 Pooling and Servicing Agreement and, for each other Series created pursuant to a Pooling and Servicing Agreement, the Pooling and Servicing Agreement related to such Series.


         "Requisite Amount" means, with respect to the 1995-1 Series, as of any Reporting Date after giving effect to any distributions of Certificate Distributable Amount to be made on the related Distribution Date, the greater of (a) the lesser of (i) 2% of the Series 1995-1 Initial Balance and (ii) the greater of (A) the Certificate Balance, and (B) $100,000 and (b) (i) if a Trigger Event shall have occurred as of such Reporting Date (and until such Trigger Event is Deemed Cured) and no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, 7% of the Series 1995-1 Balance; or (iii) if an Insurance Agreement Event of Default shall have occurred as of such Reporting Date, an unlimited amount.

         "Secured Obligations" means, with respect to each Series the Insurer Secured Obligations with respect to such Series and the Trustee Secured Obligations with respect to such Series.

         "Secured Parties" means Financial Security and the Trustee.

         "Security Interests" means, with respect to the Series 1995-1 Certificates, the security interests and Liens in the Series 1995-1 Collateral granted pursuant to Section 2.03 hereof, and, with respect to any other Series, the security interests and Liens in the related Collateral granted pursuant to the related Series Supplement.

         "Series 1995-1 Balance" means with respect to any Determination Date, the sum of the Pool Outstanding Principal Balance as of the related Distribution Date, the amount on deposit in the Pre-Funding Account, if any, on such date and the amount on deposit the Revolving Account, if any, on such date.

         "Series 1995-1 Certificates" means the Series of Certificates issued pursuant to the Series 1995-1 Pooling and Servicing Agreement.

         "Series 1995-1 Collateral" has the meaning specified in
Section 2.03(a) hereof.

         "Series 1995-1 Credit Enhancement Fee" means the amount distributable on each Distribution Date pursuant to Section 4.01(b)(v) of the Series 1995-1 Pooling and Servicing Agreement.

         "Series 1995-1 Initial Balance" means $42,000,000.

         "Series 1995-1 Insurance Agreement" means the Insurance
Agreement related to the Series 1995-1 Certificates.

         "1995-1 Insurer Secured Obligations" means the Insurer
Secured Obligations with respect to the Series 1995-1 Certificates.


         "Series 1995-1 Policy" means the Policy issued with respect to the Series 1995-1 Certificates.

         "Series 1995-1 Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of October 1, among the Transferor, NAFCO, as the Master Servicer, and Harris Trust and Savings Bank, as Trustee, as such agreement may be supplemented, amended or modified from time to time.

         "Series 1995-1 Secured Obligations" means the Secured
Obligations related to the Series 1995-1 Certificates.

         "Series 1995-1 Spread Account" has the meaning specified in
Section 3.01(a) hereof.

         "Series of Certificates" or "Series" means the Series 1995-1 Certificates or, as the context may require, any other series of Certificates issued as described in Section 2.02 hereof, or collectively, all such series.

         "Series Supplement" means a supplement hereto executed by the parties hereto in accordance with Section 2.02 hereof.

         "Spread Account" has the meaning specified in Section 3.01(a) hereof.

         "Spread Account Permitted Investments" means Permitted
Investments held by the Collateral Agent in a Spread Account and with respect to which the Collateral Agent has taken Delivery.

         "Spread Account Shortfall" means, with respect to any Series and any Reporting Date with respect to which the Requisite Amount for such Series is 7% of the Series 1995-1 Balance or unlimited, the excess, if any, of (a) the greater of 7% of the Series 1995-1 Balance and the amount determined by reference to clause (a) of the definition of Requisite Amount with respect to such Distribution Date over (b) the amount on deposit in the related Spread Account after making any withdrawals therefrom required by priority THIRD of Section 3.03(b) hereof.

         "Transaction Documents" means, with respect to a Series, this Agreement, each of the Pooling and Servicing Agreement, the Insurance Agreement, the Indemnification Agreement, the Purchase Agreement, the Registration Rights Agreement, if any, the Assignment Agreement, if any, the Custodial Agreement, any Conveyance related to such Series and any Transfer Agreement related to such Series.

         "Trigger Event" means, with respect to Series 1995-1, as of any Reporting Date with respect to Series 1995-1 that any one of the following events shall have occurred and shall not have terminated:
(a) the Average Delinquency Ratio as of such Reporting Date is equal to or greater than 7.5%; or (b) the Average Default Rate as of any Reporting Date (i) occurring on or prior to November 14, 1996, is equal to or greater than 12%, (ii) occurring subsequent to November 14, 1996 and on or prior to November 14, 1997, is equal to or greater than 16% and (iii) occurring subsequent to November 14, 1997, is equal to or greater than 12%; or (c) the Average Net Loss Rate as of any Reporting Date (i) occurring on or prior to November 14, 1996, is equal to or greater than 6%, (ii) occurring subsequent to November 14, 1996 and on or prior to November 14, 1997, is equal to or greater than 8%, (iii) occurring subsequent to November 14, 1997, is equal to or greater than 6%. A Trigger Event will be deemed to have terminated as of a Reporting Date if as of each of the two most recent Reporting Dates and the current Reporting Date no event constituting a Trigger Event shall exist.

         "Trust" means a trust formed pursuant to a Pooling and Servicing Agreement.

         "Trust Estate" with respect to any Series means the property held in the estate of the Trust formed pursuant to the related Pooling and Servicing Agreement.

         "Trustee" means with respect to any Series, the Trustee named in the related Pooling and Servicing Agreement.

         "Trustee Secured Obligations" means, with respect to a Series, all amounts and obligations which NAFCO or the Transferor may at any time owe to or on behalf of the Trustee, the Trust or the Certificateholders under the Pooling and Servicing Agreement with respect to such Series.

         "Trustee Termination Date" means, with respect to any Series, the date which is the latest of (i) the date on which the Trustee shall have received, as Trustee for the holders of the Certificates of such Series, payment and performance in full of all Trustee Secured Obligations arising out of or relating to such Series and (ii) the date on which all payments in respect of the Certificates shall have been made and the related Trust shall have been terminated pursuant to the terms of the related Pooling and Servicing Agreement and (iii) the latest date any payment referred to above could be avoided as a preference or otherwise under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, as specified in an Opinion of Counsel delivered to the Collateral Agent and the Trustee.

         "Uniform Commercial Code" or "UCC" means the Uniform
Commercial Code in effect in the relevant jurisdiction, as the same may be amended from time to time.

         "Unreimbursed Amounts" has the meaning specified in Section

3.03(b) hereof.

         Section 1.02. Rules of Interpretation. The terms "hereof," "herein" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Agreement in its entirety. Unless otherwise indicated in context, the terms "Article," "Section," "Appendix," "Exhibit" or "Annex" shall refer to an Article or Section of, or Appendix, Exhibit or Annex to, this Agreement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term. A term defined herein and used herein preceded by a Series designation, shall mean such term as it relates to the Series designated.


                                  ARTICLE II.

          CREDIT ENHANCEMENT FEE; SERIES SUPPLEMENTS; THE COLLATERAL

         Section 2.01. Credit Enhancement Fee. To the extent that a Pooling and Servicing Agreement relating to a particular Series provides for the payment to the Transferor of a Credit Enhancement Fee, such Credit Enhancement Fee is to be paid to the Transferor by distribution of such amounts to the Collateral Agent for deposit and distribution pursuant to this Agreement. The Transferor hereby agrees that payment of the Credit Enhancement Fee in the manner and subject to the conditions set forth herein and in the related Pooling and Servicing Agreement is adequate consideration and the exclusive consideration to be received by the Transferor for the obligations of the Transferor pursuant hereto (including, without limitation, the transfer by the Transferor to the Collateral Agent of the Initial Spread Account

Deposit related to such Series). The Transferor hereby agrees with the Trustee and with Financial Security that payment of the Credit Enhancement Fee to the Transferor is expressly conditioned on subordination of the Credit Enhancement Fee to payments on the senior Certificates of any Series, payments of amounts due to Financial Security and the other obligations in respect of each Trust, in each case to the extent provided in the applicable Pooling and Servicing Agreement and Section 3.03 hereof; and the Security Interests of the Secured Parties in the Collateral is intended to effect and enforce such subordination and to provide security for the Secured Obligations related to such Series and, except as otherwise provided in the related Series Supplement, for Secured Obligations with respect to other Series.

         Section 2.02. Series Supplements. The parties hereto agree that NAFCO and the Transferor will have the option to enter into a Series Supplement hereto with respect to each Series of Certificates, the Secured Obligations with respect to which are to be secured by

Collateral held pursuant to the provisions of this Agreement. The parties will enter into a Series Supplement only if the following conditions shall have been satisfied:

                  (i) The Transferor shall have sold Contracts to a Trust pursuant to a Pooling and Servicing Agreement;

                  (ii) Financial Security shall have issued a Policy in respect of the Guaranteed Distributions on the Series of Certificates issued pursuant to such Pooling and Servicing Agreement; and

                  (iii) Pursuant to the related Series Supplement any and all right, title and interest of the Transferor in the Collateral specified herein shall be pledged to the Secured Parties substantially on the terms set forth in Section 2.03 hereof.

         Section 2.03.  Grant of Security Interest by the Transferor.

         (a) To secure the performance of the 1995-1 Secured Obligations and the Secured Obligations with respect to each other Series, to the extent provided herein, the Transferor hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, a lien on and security interest in (which lien and security interest is intended to be prior to all other Liens), all of its right, title and interest in and to the following (all being collectively referred to herein as the "Series 1995-1 Collateral" and constituting Collateral hereunder):

                  (i) the Series 1995-1 Credit Enhancement Fee and all rights and remedies that the Transferor may have to enforce payment of the Series 1995-1 Credit Enhancement Fee whether under the Series 1995-1 Pooling and Servicing Agreement or otherwise;

                  (ii) the Series 1995-1 Spread Account established pursuant to Section 3.01 hereof, and each other account owned by the Transferor and maintained by the

         Collateral Agent (including, without limitation, the Initial Spread Account Deposit related thereto and all additional monies, checks, securities, investments and other documents from time to time held in or evidencing any such accounts);

                  (iii) all of the Transferor's right, title and interest in and to investments made with proceeds of the property described in clauses (i) and (ii) above, or made with amounts on deposit in the Series 1995-1 Spread Account; and


                  (iv) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

         (b) To effectuate the provisions and purposes of this Agreement, including for the purpose of perfecting the security interests granted hereunder, the Transferor represents and warrants that it has, prior to the execution of this Agreement, executed and filed an appropriate Uniform Commercial Code financing statement in Illinois sufficient to assure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest in all Series 1995-1 Collateral which can be perfected by the filing of a financing statement.

         Section 2.04. Priority. The Transferor intends the security interests in favor of the Collateral Agent, for the benefit of the Secured Parties, to be prior to all other Liens in respect of the Collateral, and the Transferor shall take all actions necessary to obtain and maintain, in favor of the Collateral Agent, for the benefit of the Secured Parties, a first lien on and a first priority, perfected security interest in the Collateral. Subject to the provisions hereof specifying the rights and powers of the Controlling Party from time to time to control certain specified matters relating to the Collateral, each Secured Party shall have all of the rights, remedies and recourse with respect to the Collateral afforded a secured party under the Uniform Commercial Code, and all other applicable law in addition to, and not in limitation of, the other rights, remedies and recourse granted to such Secured Parties by this Agreement or any other law relating to the creation and perfection of liens on, and security interests in, the Collateral.

         Section 2.05. Transferor Remains Liable. The Security Interests are granted as security only and shall not (i) transfer or in any way affect or modify, or relieve the Transferor from, any obligation to perform or satisfy, any term, covenant, condition or agreement to be performed or satisfied by the Transferor under or in connection with this Agreement, the Insurance Agreement or any other Transaction Document to which it is a party or (ii) impose any obligation on any of the Secured Parties or the Collateral Agent to perform or observe any such term, covenant, condition or agreement or impose any liability on any of the Secured Parties or the Collateral Agent for any act or omission on its part relative thereto or for any breach of any representation or warranty on its part contained therein or made in connection therewith, except, in each case, to the extent provided herein and in the other Transaction Documents.

         Section 2.06.  Maintenance of Collateral.

         (a) Safekeeping. The Collateral Agent agrees to (i) maintain the Collateral (other than Spread Account Permitted Investments) received by it and all records and documents relating thereto at the office of the Collateral Agent specified in Section 8.06 hereof or such other address within the State of Illinois (unless all filings have been made to continue the perfection of the security interest in the Collateral to the extent such security interest can be perfected by filing a financing statement, as evidenced by an Opinion of Counsel delivered to the Controlling Party, as may be approved by the Controlling Party and (ii) take Delivery of and maintain the Spread Account Permitted Investments and all records and documents relating thereto at its offices within the State of New York. The Collateral Agent shall keep all Collateral and related documentation in its possession separate and apart from all other property that it is holding in its possession and from its own general assets and shall maintain accurate records pertaining to the Spread Account Permitted Investments and Spread Accounts included in the Collateral in such a manner as shall enable the Collateral Agent and the Secured Parties to verify the accuracy of such record-keeping. The Collateral Agent's books and records shall at all times show that the Collateral is held by the Collateral Agent as agent of the Secured Parties and is not the property of the Collateral Agent. The Collateral Agent will promptly report to each Secured Party and the Transferor any failure on its part to hold the Collateral as provided in this Section 2.06(a) and will promptly take appropriate action to remedy any such failure.

         (b) Access. The Collateral Agent shall permit each of the Secured Parties, or their respective duly authorized representatives, attorneys, auditors or designees, to inspect the Collateral in the possession of or otherwise under the control of the Collateral Agent pursuant hereto at such reasonable times during normal business hours as any such Secured Party may reasonably request upon not less than two Business Days' prior written notice. The costs and expenses associated with any such inspection will be paid by the party making such inspection.

         Section 2.07.  Termination and Release of Rights.

         (a) On the Insurer Termination Date relating to a Series, the rights, remedies, powers, duties, authority and obligations conferred upon Financial Security pursuant to this Agreement in respect of the Collateral related to such Series (and, to the extent provided herein, in respect of Collateral related to other Series) shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of Financial Security with respect to such Collateral shall be automatically released; provided that any indemnity provided to or by Financial Security herein shall survive such Insurer Termination Date. If Financial Security is acting as Controlling Party with respect to a Series on the related Insurer Termination Date, Financial Security agrees, at the expense of the Transferor, to execute and deliver such instruments as the successor Controlling Party may reasonably request to effect such release, and any such instruments so executed and delivered shall be fully binding on Financial Security and any Person claiming by, through or under Financial Security.

         (b) On the Trustee Termination Date related to a Series, the rights, remedies, powers, duties, authority and obligations, if any, conferred upon the Trustee pursuant to this Agreement in respect of the Collateral related to such Series (and, to the extent provided herein, in respect of Collateral related to other Series) shall terminate and be of no further force and effect and all such rights, remedies, powers, duties, authority and obligations of the Trustee with respect to such Collateral shall be automatically released; provided that any indemnity provided to the Trustee herein shall survive such Trustee Termination Date. If the Trustee is acting as Controlling Party with respect to a Series on the related Trustee Termination Date, the Trustee agrees, at the expense of the Transferor, to execute and deliver such instruments as the Transferor may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on the Trustee.

         (c) On the Final Termination Date with respect to a Series, the rights, remedies, powers, duties, authority and obligations conferred upon the Collateral Agent and each Secured Party pursuant to this Agreement shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Collateral Agent and each Secured Party with respect to the Collateral related to such Series (and, to the extent provided herein, in respect of Collateral related to other Series) shall be automatically released. On the Final Termination Date with respect to a Series, the Collateral Agent agrees, and each Secured Party agrees, at the expense of the Transferor, to execute such instruments of release, in recordable form if necessary, in favor of the Transferor as the Transferor may reasonably request, to deliver any Collateral related to such Series in its possession to the Transferor, and to otherwise release the lien of this Agreement and release and deliver to the Transferor the Collateral related to such Series.

         Section 2.08. Non-Recourse Obligations of Transferor. Notwithstanding anything herein or in the other Transaction Documents to the contrary, the parties hereto agree that the obligations of the Transferor hereunder (without limiting the obligation to apply distributions of the respective Credit Enhancement Fees in accordance with Section 3.03(b) hereof) shall be recourse only to the extent of amounts released to the Transferor pursuant to priority SEVENTH of
Section 3.03(b) hereof and retained by the Transferor in accordance with the next sentence. The Transferor agrees that it shall not declare or make payment of (i) any dividend or other distribution on or in respect of any beneficial interests in the Transferor or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (x) any beneficial interest in the Transferor, (y) any option, warrant or other right to acquire any beneficial interest in the Transferor or (z) any payment of any loan made by NAFCO to the Transferor, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by Transferor under any Transaction Document is then due and owing but unpaid. Nothing contained herein shall be deemed to limit the rights of the Certificateholders under any other Transaction Document.

                                 ARTICLE III.

                                SPREAD ACCOUNTS

         Section 3.01. Establishment of Spread Accounts; Initial Deposits into Spread Accounts.

         (a) On or prior to the Closing Date relating to Series 1995-1, the Collateral Agent shall establish with respect to such Series, at its office or at another depository institution or trust company an Eligible Account, designated, "Spread Account - National Auto Finance Series 1995-1 Trust - Harris Trust and Savings Bank, as Collateral Agent for Financial Security Assurance Inc. and another Secured Party" (the "Spread Account", and, with respect to the Series 1995-1 Certificates, the "Series 1995-1 Spread Account"). All Spread Accounts established under this Agreement from time to time shall be maintained at the same depository institution (which depository institution may be changed from time to time in accordance with this Agreement). If any Spread Account or established with respect to a Series ceases to be an Eligible Account, the Collateral Agent shall, within five Business Days, establish a new Eligible Account for such Series.

         (b) No withdrawals may be made of funds in any Spread Account except as provided in Section 3.03 of this Agreement. Except as specifically provided in this Agreement, funds in a Spread Account established with respect to a Series shall not be commingled with funds in a Spread Account established with respect to another Series or with any other moneys. All moneys deposited from time to time in such Spread Account and all investments made with such moneys shall be held by the Collateral Agent as part of the Collateral with respect to such Series.

         (c) On the Closing Date with respect to a Series, the Collateral Agent shall deposit the Initial Spread Account Deposit with respect to such Series, if any, received from the Transferor into the related Spread Account.

         (d) Each Spread Account shall be separate from each Trust and amounts on deposit therein will not constitute a part of the Trust Estate of any Trust. Each Spread Account shall be maintained by the Collateral Agent at all times separate and apart from any other account of the Transferor, the Master Servicer or the Trust. All income or loss on investments of funds in any Spread Account shall be reported by the Transferor as taxable income or loss of the Transferor.

         Section 3.02.  Investments.

         (a) Funds which may at any time be held in the Spread Account established with respect to a Series shall be invested and reinvested by the Collateral Agent, at the written direction (including, subject to the provisions hereof, general standing instructions) of the Transferor (unless a Default actually known to a Responsible Officer of the Collateral Agent shall have occurred and be continuing, in which case at the written direction of the Controlling Party) or its designee received by the Collateral Agent by 1:00 P.M. New York City time on the Business Day prior to the date on which such investment shall be made, in one or more Spread Account Permitted Investments in the manner specified in
Section 3.02(c) hereof. If no written direction with respect to any portion of such Spread Account is received by the Collateral Agent, the Collateral Agent shall invest such funds overnight in such Permitted Investments as the Collateral Agent may select, provided that the Collateral Agent shall not be liable for any loss or absence of income resulting from such investments or for investments made pursuant to written instructions received in accordance with this
Section 3.02(a).

         (b) Each investment made pursuant to this Section 3.02 on any date shall mature not later than the Business Day immediately preceding the Distribution Date next succeeding the day such investment is made, except that any investment made on the day preceding a Distribution Date shall mature on such Distribution Date; provided that any investment of funds in any Spread Account maintained with the Collateral Agent (which shall be qualified as a Spread Account Permitted Investment) in any investment as to which the Collateral Agent is the obligor, if otherwise qualified as an Permitted Investment (including any repurchase agreement on which the Collateral Agent in its commercial capacity is liable as principal) may mature on the Distribution Date next succeeding the date of such investment.

         (c) Subject to the other provisions hereof, the Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Collateral Agent in a manner complying with Section 2.06 hereof and the requirements of the definition of "Spread Account Permitted Investments."


         (d) If amounts on deposit in any Spread Account are at any time invested in a Spread Account Permitted Investment payable on demand, the Collateral Agent shall (i) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Spread Account Permitted Investment is permitted to mature under the provisions hereof and (ii) demand payment of all amounts due thereunder promptly upon receipt of written notice from the Controlling Party to the effect that such investment does not constitute a Spread Account Eligible investment.

         (e) All moneys on deposit in a Spread Account together with any deposits or securities in which such moneys may be invested or reinvested, and any gains from such investments, shall constitute Collateral hereunder with respect to the related Series subject to the Security Interests of the Secured Parties.

         (f) Subject to Section 4.03 hereof, the Collateral Agent shall not be liable by reason of any insufficiency in any Spread
Account resulting from any loss on any Permitted Investment included therein except for losses attributable to the Collateral Agent's failure to make payments on Permitted Investments as to which the Collateral Agent, in its commercial capacity, is obligated to make.

         Section 3.03.  Distributions; Priority of Payments.

         (a) On or before each Delinquency Claim Date with respect to any Series, the Collateral Agent will make the following calculations on the basis of information (including, without limitation, the amount of any Deficiency Claim Amount with respect to any Series) received pursuant to Section 3.17 of the Pooling and Servicing Agreement, with respect to each such Series from the Master Servicer thereunder; provided, however, that if the Collateral Agent receives written notice from Financial Security of the occurrence of an Insurance Agreement Event of Default with respect to any Series, such notice shall be determinative for the purposes of determining the Requisite Amount for such Series:

                  FIRST, determine the amounts to be on deposit in the respective Spread Accounts (taking into account amounts in respect of the respective Credit Enhancement Fees to be deposited into the related Spread Accounts) on the next succeeding Distribution Date which will be available to satisfy any Deficiency Claim Amount.

                  SECOND, determine (i) the amounts, if any, to be distributed from each Spread Account related to each Series with respect to which there exists a Deficiency Claim Amount and (ii) whether, following distribution from the related Spread Accounts to the respective Trustees for deposit into the respective Certificate Account with respect to which there exists a Deficiency Claim Amount, a Deficiency Claim Amount will continue to exist with respect to one or more Series.

                  THIRD, if a Deficiency Claim Amount will continue to exist with respect to one or more Series following the distributions from the related Spread Accounts contemplated by paragraph SECOND above, determine the amount, if any, to be distributed to the Trustee with respect to each Series from unrelated Spread Accounts in respect of such Deficiency Claim Amount(s). This determination shall be made in accordance with the distribution priority scheme set forth in Section 3.03(b) below.

         On such Delinquency Claim Date related to a Series, the Collateral Agent shall deliver a certificate to each Trustee in respect of which the Collateral Agent has received a Deficiency Notice stating the amount, if any, to be distributed to such Trustee on the next Distribution Date in respect of such Deficiency Claim Amount.

         (b) On each Distribution Date, following delivery by the Trustee of the respective Credit Enhancement Fees for deposit into the respective Spread Accounts pursuant to the respective Pooling and Servicing Agreements and if the Trustee has received a Deficiency
Notice with respect to one or more such Series, or with respect to priority SIXTH below to the extent the amount referred to therein is due and owing, the Collateral Agent shall make the following distributions in the following order of priority:

                  FIRST, if with respect to any Series there exists a Deficiency Claim Amount, from the Spread Account related to such Series, to the Trustee for deposit in the related Certificate Account the amount of such Deficiency Claim Amount.

                  SECOND, if with respect to any Series there continues to exist a Deficiency Claim Amount after deposit into the Certificate Account of amounts distributed pursuant to priority FIRST of this Section 3.03(b), from amounts, if any, on deposit in each unrelated Spread Account in excess of the related Requisite Amount, an amount in the aggregate up to the aggregate of the Deficiency Claim Amounts for all Series, for deposit in the respective Certificate Accounts pro rata in accordance with the respective Deficiency Claim

         Amounts.

                  THIRD, if with respect to any Series there continues to exist a Deficiency Claim Amount after deposit into the Certificate Account of amounts distributed pursuant to priority FIRST and SECOND of this Section 3.03(b), from each unrelated Spread Account pro rata in accordance with amounts on deposit therein, an amount up to the aggregate of the remaining Deficiency Claim Amounts for all Series, to the respective Trustees for deposit in the respective Certificate Accounts pro rata in accordance with the respective Deficiency Claim Amounts.

                  FOURTH, if with respect to one or more Series there exists a Spread Account Shortfall, from amounts, if any, (1) on deposit in each Spread Account in excess of the related Requisite Amount; or (2) on deposit in any Spread Account with respect to which the Final Termination Date shall have occurred on such Distribution Date or a prior Distribution Date, an amount in the aggregate up to the aggregate of the Spread Account Shortfalls for all Series for deposit into each Spread Account pro rata in accordance with the respective Spread Account Shortfalls.

                  FIFTH, if with respect to one or more Series, amounts have been withdrawn from the related Spread Account pursuant to priority THIRD of this Section 3.03(b) on such Distribution Date and/or prior Distribution Dates and such amounts have not been redeposited in full into such Spread Account pursuant to this priority FIFTH (such amounts in the aggregate for a Series "Unreimbursed Amounts"), from amounts, if any, (1) on deposit in each Spread Account in excess of the related Requisite Amount; or (2) on deposit in any Spread Account with respect to which the Final Termination Date shall have occurred on such Distribution Date or a prior Distribution Date, an amount up to the aggregate of the Unreimbursed Amounts for all such Series for deposit into each Spread Account with respect to which there exist Unreimbursed Amounts pro rata in accordance with the respective Unreimbursed Amounts.

                  SIXTH, if any amounts are owed to the Trustee, Collateral Agent or Standby Servicer for reasonable out-of-pocket expenses in connection with the administration of the Trust, including the expenses incurred in the transition to a successor Master Servicer and such amounts have not been paid, then from amounts (if any) on deposit in the related Spread Account, an amount up to the amount so owed, to be paid to the Trustee, the Collateral Agent and the Standby Servicer.


                  SEVENTH, any funds in a Spread Account in excess of the applicable Requisite Amount and any funds in a Spread Account with respect to a Series for which the Final Termination Date shall have occurred after distribution pursuant to priorities FIRST through SIXTH will be released to the Transferor (or as otherwise provided in priority ELEVENTH of Section 4.01(b) of the Pooling and Servicing Agreement) free and clear of the Lien established hereunder.

         Section 3.04.  General Provisions Regarding Spread Accounts.

         (a) Promptly upon the establishment (initially or upon any relocation) of a Spread Account hereunder, the Collateral Agent shall advise the Transferor and each Secured Party in writing of the name and address of the depository institution or trust company where such Spread Account has been established (if not Harris Trust and Savings Bank or any successor Collateral Agent in its commercial banking capacity), the name of the officer of the depository institution responsible for overseeing such Spread Account, the account number and the individuals whose names appear on the signature cards for such Spread Account. The Transferor shall cause each such depository institution or trust company to execute a written agreement, in form and substance satisfactory to the Controlling Party, waiving, and the Collateral Agent by its execution of this Agreement hereby waives (except to the extent expressly provided herein), in each case to the extent permitted under applicable law, (i) any banker's or other statutory or similar Lien, and (ii) any right of set-off or other similar right under applicable law with respect to such Spread Account and any other Spread Account and agreeing, and the Collateral Agent by its execution of this Agreement hereby agrees, to notify the Transferor, the Collateral Agent, and each Secured Party of any charge or claim against or with respect to such Spread Account. The Collateral Agent shall give the Transferor and each Secured Party at least ten
(10) Business Days' prior written notice of any change in the location of such Spread Account or in any related account information. If the Collateral Agent changes the location of any Spread Account, it shall change the location of the other Spread Accounts, so that all Spread Accounts shall at all times be located at the same depository institution. Anything herein to the contrary notwithstanding, unless otherwise consented to by the Controlling
Party in writing, the Collateral Agent shall have no right to change the location of any Spread Account.

         (b) Upon the written request of the Controlling Party or the Transferor, the Collateral Agent shall cause, at the expense of the Transferor, the depository institution at which any Spread Account is located to forward to the requesting party copies of all monthly account statements for such Spread Account.

         (c) If at any time any Spread Account ceases to be an Eligible Account, the Collateral Agent shall notify the Controlling Party of such fact and shall establish within five (5) Business Days of such determination in accordance with paragraph (a) of this Section, a successor Spread Account thereto, which shall be an Eligible Account, at another depository institution or trust company acceptable to the Controlling Party and shall establish successor Spread Accounts with respect to all other Spread Accounts, each of which shall be an Eligible Account at the same depository institution. The Transferor shall cause such depository institution to execute a written agreement under terms provided for in paragraph (a) of this Section.

         (d) No passbook, certificate of deposit or other similar instrument evidencing a Spread Account shall be issued, and all contracts, receipts and other papers, if any, governing or evidencing a Spread Account shall be held by the Collateral Agent.

         Section 3.05. Reports by the Collateral Agent. The Collateral Agent shall report to the Transferor, Financial Security, the Trustee and the Master Servicer on a monthly basis no later than each Distribution Date with respect to the amount on deposit in each Spread Account and the identity of the investments included therein as of the last day of the related Monthly Period, and shall provide accountings of deposits into and withdrawals from the Spread Accounts, and of the investments made therein, upon the request of the Transferor, Financial Security or the Master Servicer.

                              ARTICLE IV.

                         THE COLLATERAL AGENT

         Section 4.01. Appointment and Powers. Subject to the terms and conditions hereof, each of the Secured Parties hereby appoints Harris Trust and Savings Bank as the Collateral Agent with respect to the Series 1995-1 Collateral and the related Collateral subsequently specified in a Series Supplement, and Harris Trust and Savings Bank hereby accepts such appointment and agrees to act as Collateral Agent with respect to the Series 1995-1 Collateral, and upon execution of any Series Supplement, shall be deemed to accept such appointment, and agree to act as Collateral Agent with respect to such Collateral, in each case, for the Secured Parties, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Collateral Agent in accordance with the provisions of this Agreement. Each Secured Party hereby authorizes the Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Collateral Agent shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Agreement promptly following receipt of such written instructions; provided, however, that the Collateral

Agent shall not act in accordance
with any instructions (i) which are not authorized by, or in violation of the provisions of, this Agreement, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Collateral Agent has not received reasonable indemnity.
Receipt of such instructions shall not be a condition to the exercise by the Collateral Agent of its express duties hereunder, except where this Agreement provides that the Collateral Agent is permitted to act only following and in accordance with such instructions.

         Section 4.02. Performance of Duties. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Transaction Documents to which the Collateral Agent is a party as Collateral Agent or as directed by the Controlling Party in accordance with this Agreement. The Collateral Agent shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party.

         Section 4.03. Limitation on Liability. Neither the Collateral Agent nor any of its directors, officers or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Collateral Agent shall be liable for its gross negligence, bad faith or willful misconduct; nor shall the Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Transferor of this Agreement or any of the Collateral (or any part thereof). Notwithstanding any term or provision of this Agreement, the Collateral Agent shall incur no liability to the Transferor or the Secured Parties for any action taken or omitted by the Collateral Agent in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Collateral Agent, and, further, shall incur no liability to the Secured Parties except for negligence, bad faith or willful misconduct in carrying out its duties to the Secured Parties. Subject to Section 4.04 hereof, the Collateral Agent shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Collateral Agent shall not be required to make any independent investigation with respect thereto. The Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Transaction Documents. The Collateral Agent may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Collateral Agent shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Agreement or to follow any direction from the Controlling Party unless it shall have received reasonable security or indemnity satisfactory to the Collateral Agent against the costs, expenses and liabilities which might be incurred by it in the exercise thereof.

         Section 4.04. Reliance upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Collateral Agent shall be entitled to conclusively rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reliance upon any statement or opinion contained in any such document or instrument.

         Section 4.05.  Successor Collateral Agent.

         (a) Merger. Any Person into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Secured Parties in the Collateral.


         (b) Resignation. The Collateral Agent and any successor Collateral Agent may resign only (i) upon a determination that by reason of a change in legal requirements, the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Collateral Agent, and the Controlling Party does not elect to waive the Collateral Agent's obligation to perform those duties which render it legally unable to act or elect to delegate those duties to another Person, or (ii) with the prior written consent of the Controlling Party. The Collateral Agent shall give not less than 60 days' prior written notice of any such permitted resignation by registered or certified mail to the other Secured Party and the Transferor; provided, that such resignation shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (ii) delivery of the Collateral to such successor to be held in accordance with the procedures specified in Article II hereof, and (iii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 5.02 hereof. Notwithstanding the preceding sentence, if, by the contemplated date of resignation specified in the written notice of resignation delivered as described above, no successor Collateral Agent or temporary successor Collateral Agent has been appointed Collateral Agent or becomes the Collateral Agent pursuant to subsection (d) hereof, the resigning Collateral Agent may petition a court of competent jurisdiction in New York, New York for the appointment of a successor.

         (c) Removal. The Collateral Agent may be removed by the Controlling Party at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Collateral Agent, the other Secured Party and the Transferor. A temporary successor may be removed at any time to allow a successor Collateral Agent to be appointed pursuant to subsection (d) below. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (ii) delivery of the Collateral to such successor to be held in accordance with the procedures specified in Article II hereof and (iii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 5.02 hereof.

         (d) Acceptance by Successor. The Controlling Party shall have the sole right to appoint each successor Collateral Agent. Every temporary or permanent successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to each Secured Party and the Transferor an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Collateral Agent to be held in accordance with the procedures specified in
Article II hereof, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Secured Party or the Transferor, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Transferor or a Secured Party is reasonably required by a successor Collateral Agent to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Collateral Agent, be forthwith executed, acknowledged and delivered by the Transferor. The designation of any successor Collateral Agent and the instrument or instruments removing any Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Collateral Agent or to protect or continue the perfection of the security interests granted hereunder.

         (e) Any resignation or removal of a Collateral Agent and appointment of a successor Collateral Agent shall be effected with respect to this Agreement and all Series Supplements simultaneously, so that at no time is there more than one Collateral Agent acting hereunder and under all Series Supplements.

         Section 4.06. Indemnification. The Transferor shall indemnify the Collateral Agent, its directors, officers, employees and agents for, and hold the Collateral Agent, its directors, officers, employees and agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with the Collateral Agent's acting as Collateral Agent hereunder, except such loss, liability or expense as shall result from the negligence, bad faith or willful misconduct of the Collateral Agent or its officers or agents. The obligation of the Transferor under this Section shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent. The Collateral Agent covenants and agrees that the obligations of the Transferor hereunder and under Section 4.07 hereof shall be limited to the extent provided in Section 2.08 hereof, and further covenants not to take any action to enforce its rights to indemnification hereunder with respect to the Transferor and to payment under Section 4.07 hereof except in accordance with the provisions of
Section 8.05 hereof, or otherwise to assert any Lien or take any other action in respect of the Collateral or the Trust Estate of a Series until the applicable Final Termination Date.

         Section 4.07. Compensation and Reimbursement. The Transferor agrees for the benefit of the Secured Parties and as part of the

Secured Obligations (a) to pay to the Collateral Agent, on each Distribution Date, the Collateral Agent Fee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a collateral trustee); and (b) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accountants and independent counsel), except any expense, disbursement or advances as may be attributable to negligence, bad faith or willful misconduct on the part of the Collateral Agent.

         Section 4.08. Representations and Warranties of the Collateral Agent. The Collateral Agent represents and warrants to the Transferor and to each Secured Party as follows:

         (a) Due Organization. The Collateral Agent is an Illinois banking corporation, duly organized, validly existing and in good standing under the laws of Illinois and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

         (b) Corporate Power. The Collateral Agent has all requisite right, power andauthority to execute and deliver this Agreement and to perform all of its duties as Collateral Agent hereunder.

         (c) Due Authorization. The execution and delivery by the Collateral Agent of this Agreement and the other Transaction Documents to which it is a party, and the performance by the Collateral Agent of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collateral Agent, or the performance by the Collateral Agent, of this Agreement and such other Transaction Documents.

         (d) Valid and Binding Agreement. The Collateral Agent has duly executed and delivered this Agreement and each other Transaction Document to which it is a party, and each of this Agreement and each such other Transaction Document constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors, rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.


         Section 4.09. Waiver of Setoffs. The Collateral Agent hereby expressly waives any and all rights of setoff that the Collateral Agent may otherwise at any time have under applicable law with respect to any Spread Account and agrees that amounts in the Spread Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

         Section 4.10. Control by the Controlling Party. The Collateral Agent shall comply with notices and instructions given by the Transferor only if accompanied by the written consent of the Controlling Party, except that if any Default shall have occurred and be continuing, the Collateral Agent shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Transferor.


                              ARTICLE V.

                      COVENANTS OF THE TRANSFEROR

         Section 5.01. Preservation of Collateral. Subject to the rights, powers and authorities granted to the Collateral Agent and the Controlling Party in this Agreement, the Transferor shall take such action as is necessary and proper with respect to the Collateral in order to preserve and maintain such Collateral and to cause (subject to the rights of the Secured Parties) the Collateral Agent to perform its obligations with respect to such Collateral as provided herein. The Transferor will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Controlling Party, to perfect the Security Interests granted hereunder in the Collateral, to ensure that such Security Interests rank prior to all other Liens and to preserve the priority of such Security Interests and the validity and enforceability thereof. Upon any delivery or substitution of Collateral, the Transferor shall be obligated to execute such documents and perform such actions as are necessary to create in the Collateral Agent for the benefit of the Secured Parties a valid first Lien on, and valid and perfected, first priority security interest in, the Collateral so delivered and to deliver such Collateral to the Collateral Agent, free and clear of any other Lien, together with satisfactory assurances thereof, and to pay any reasonable costs incurred by any of the Secured Parties or the Collateral Agent (including its agents) or otherwise in connection with such delivery.

         Section 5.02. Opinions as to Collateral. Not more than 90 days nor less than 30 days prior to (i) each anniversary of the date hereof during the term of this Agreement and (ii) each date on which the Transferor proposes to take any action contemplated by Section
5.06 hereof, the Transferor shall, at its own cost and expense,

furnish to each Secured Party and the Collateral Agent an Opinion of Counsel with respect to each Series either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements and other actions as are necessary to perfect, maintain and protect the lien and security interest of the Collateral Agent (and the priority thereof), on behalf of the Secured Parties, with respect to such Collateral against all creditors of, and purchasers from, the Transferor and reciting the details of such action, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfected lien and security interest. Such Opinion of Counsel shall further describe each execution and filing of any financing statements and continuation statements and such other actions as will, in the opinion of such counsel, be required to perfect, maintain and protect the lien and security interest of the Collateral Agent, on behalf of the Secured Parties, with respect to such Collateral against all creditors of, and purchasers from, the Transferor for a period, specified in such Opinion, continuing until a date not earlier than eighteen months from the date of such Opinion.

         Section 5.03. Notices. In the event that the Transferor acquires knowledge of the occurrence and continuance of any Insurance Agreement Event of Default or Servicer Default or of any event of default or like event, howsoever described or called, under any of the Transaction Documents, the Transferor shall immediately give notice thereof to the Collateral Agent and each Secured Party.

         Section 5.04. Waiver of Stay or Extension Laws; Marshalling of Assets. The Transferor covenants, to the fullest extent permitted by applicable law, that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or any absolute sale of the Collateral or any part thereof, or the possession thereof by any purchaser at any sale under Article VII of this Agreement; and the Transferor, to the fullest extent permitted by applicable law, for itself and all who may claim under it, hereby waives the benefit of all such laws, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. The Transferor, for itself and all who may claim under it, waives, to the fullest extent permitted by applicable law, all right to have the Collateral marshalled upon any foreclosure or other disposition thereof.

         Section 5.05. Noninterference, etc. The Transferor shall not
(i) waive or alter any of its rights under the Collateral (or any agreement or instrument relating thereto) without the prior written consent of the Controlling Party; or (ii) fail to pay any tax, assessment, charge or fee levied or assessed against the Collateral, or to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the Transferor's right, title or interest in and to the Collateral or the Collateral Agent's lien on, and security interest in, the Collateral for the benefit of the Secured Parties; or (iii) take any action, or fail to take any action, if such action or failure to take action would interfere with the enforcement of any rights under the Transaction Documents.

         Section 5.06.  Transferor Changes.

         (a) Change in Name, Structure, etc. The Transferor shall not change its name, identity or corporate structure unless it shall have given each Secured Party and the Collateral Agent at least 60 days' prior written notice thereof, shall have effected any necessary or appropriate assignments or amendments thereto and filings of financing statements or amendments thereto, and shall have delivered to the Collateral Agent and each Secured Party an Opinion of Counsel of the type described in Section 5.02 hereof.

         (b) Relocation of the Transferor. Neither NAFCO nor the Transferor shall change its principal executive office unless it gives each Secured Party and the Collateral Agent at least 90 days, prior written notice of any relocation of its principal executive office. If the Transferor relocates its principal executive office or principal place of business from Florida, the Transferor shall give prior notice thereof to the Controlling Party and the Collateral Agent and shall effect whatever appropriate recordations and filings are necessary and shall provide an Opinion of Counsel to the Controlling Party and the Collateral Agent, to the effect that, upon the recording of any necessary assignments or amendments to previously-recorded assignments and filing of any necessary amendments to the previously filed financing or continuation statements or upon the filing of one or more specified new financing statements, and the taking of such other actions as may be specified in such opinion, the security interests in the Collateral shall remain, after such relocation, valid and perfected.

                                  ARTICLE VI.

                  CONTROLLING PARTY; INTERCREDITOR PROVISIONS

         Section 6.01. Appointment of Controlling Party. From and after the Closing Date of a Series until the Insurer Termination Date related to such Series, Financial Security shall be the Controlling Party with respect to such Series and shall be entitled to exercise all the rights given the Controlling Party hereunder with respect to such Series. From and after the Insurer Termination Date related to such Series until the Trustee Termination Date related to such Series, the Trustee shall be the Controlling Party with respect to such Series. Notwithstanding the foregoing, in the event that a Financial Security Default shall have occurred and be continuing, the Trustee shall be the Controlling Party with respect to such Series until the applicable Trustee Termination Date. If prior to an Insurer

Termination Date, the Trustee shall have become the Controlling Party with respect to a Series as a result of the occurrence of a Financial Security Default and either such Financial Security Default is cured or for any other reason ceases to exist or the Trustee Termination Date with respect to a Series occurs, then upon such cure or other cessation or on such Trustee Termination Date, as the case may be, Financial Security shall, upon notice thereof being duly given to the Collateral Agent, again be the Controlling Party with respect to such Series.

         Section 6.02.  Controlling Party's Authority.

         (a) The Transferor hereby irrevocably appoints the Controlling Party, and any successor to the Controlling Party appointed pursuant to Section 6.01 hereof, its true and lawful attorney, with full power of substitution, in the name of the Transferor, the Secured Parties or otherwise, at the expense of the Transferor, to the extent permitted by law to exercise, at any time and from time to time while any Insurance Agreement Event of Default has occurred and is continuing, any or all of the following powers with respect to all or any of the Collateral related to the relevant Series: (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iii) to sell, transfer, assign or otherwise deal with the same or the proceeds thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof, and (iv) to extend the time of payment of any or all thereof and to make any allowance or other adjustments with respect thereto.

         (b) With respect to each Series of Certificates and the related Collateral, each Secured Party hereby irrevocably and unconditionally constitutes and appoints the Controlling Party with respect to such Series, and any successor to such Controlling Party appointed pursuant to Section 6.01 hereof from time to time, as the true and lawful attorney-in-fact of such Secured Party for so long as such Secured Party is the Non-Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Secured Party such acts, things and deeds for and on behalf of and in the name of such Secured Party under this Agreement with respect to such Series which such Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and, without limitation, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration of the Collateral related to such Series, and the enforcement of the rights of the Secured Parties hereunder with respect to such Series, on behalf of and for the benefit of such Controlling Party and such Non- Controlling Party, as their interests may appear.

         Section 6.03. Rights of Secured Parties. With respect to each Series of Certificates and the related Collateral, the Non-Controlling Party at any time expressly agrees that it shall not assert any rights that it may otherwise have, as a Secured Party with respect to the Collateral, to direct the maintenance, sale or other disposition of the Collateral or any portion thereof, notwithstanding the occurrence and continuance of any Insurance Agreement Event of Default or Servicer Default with respect to such Series or any non-performance by the Transferor of any obligation owed to such Secured Party hereunder or under any other Transaction Document, and each party hereto agrees that the Controlling Party shall be the only Person entitled to assert and exercise such rights.

         Section 6.04.  Degree of Care.

         (a) Controlling Party. Notwithstanding any term or provision of this Agreement, the Controlling Party shall incur no liability to the Transferor for any action taken or omitted by the Controlling Party in connection with the Collateral, except for any gross negligence, bad faith or willful misconduct on the part of the Controlling Party and, further, shall incur no liability to the Non-Controlling Party except for a breach of the terms of this Agreement or for gross negligence, bad faith or willful misconduct in carrying out its duties, if any, to the Non-Controlling Party. The Controlling Party shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document believed by the Controlling Party to be genuine and to have been duly executed by the appropriate signatory, and (absent manifest error or actual knowledge to the contrary) the Controlling Party shall not be required to make any independent investigation with respect thereto. The Controlling Party shall, at all times, be free independently to establish to its reasonable satisfaction the existence or nonexistence, as the case may be, of any fact the existence or nonexistence of which shall be a condition to the exercise or enforcement of any right or remedy under this Agreement or any of the Transaction Documents.

         (b) The Non-Controlling Party. The Non-Controlling Party shall not be liable to the Transferor for any action or failure to act by the Controlling Party or the Collateral Agent in exercising, or failing to exercise, any rights or remedies hereunder.



                             ARTICLE VII.

                         REMEDIES UPON DEFAULT

         Section 7.01. Remedies upon a Default. If a Default with respect to a Series has occurred and is continuing, the Collateral Agent shall, at the written direction of the Controlling Party, take whatever action at law or in equity as may appear necessary or desirable in the judgment of the Controlling Party to collect and satisfy all Secured Obligations, including, but not limited to, foreclosure upon the Collateral and all other rights available to secured parties under applicable law or to enforce performance and observance of any obligation, agreement or covenant under any of the Transaction Documents related to such Series.

         Section 7.02. Waiver of Default. The Controlling Party shall have the sole right, to be exercised in its complete discretion, to waive any Default by a writing setting forth the terms, conditions and extent of such waiver signed by the Controlling Party and delivered to the Collateral Agent, the other Secured Party and the Transferor. Any such waiver shall be binding upon the Non-Controlling Party and the Collateral Agent. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Default so waived and not to any other similar event or occurrence occurring subsequent to the date of such waiver.

         Section 7.03. Restoration of Rights and Remedies. If the Collateral Agent has instituted any proceeding to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Collateral Agent, then and in every such case the Transferor, the Collateral Agent and each of the Secured Parties shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Secured Parties shall continue as though no such proceeding had been instituted.

         Section 7.04. No Remedy Exclusive. No right or remedy herein conferred upon or reserved to the Collateral Agent, the Controlling Party or either of the Secured Parties is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise (but, in each case, shall be subject to the provisions of this Agreement limiting such remedies), and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Controlling Party, and the exercise of or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.

                                 ARTICLE VIII.

                                 MISCELLANEOUS

         Section 8.01. Further Assurances. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Agreement or to confirm or perfect any transaction described or contemplated herein.

         Section 8.02. Waiver. Any waiver by any party of any provision of this Agreement or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Agreement by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect.

         Section 8.03. Amendments, Waivers. No amendment, modification, waiver or supplement to this Agreement or any provision of this Agreement shall in any event be effective unless the same shall have been made or consented to in writing by each of the parties hereto and each Rating Agency shall have confirmed in writing that such amendment will not cause a reduction or withdrawal of a rating on any Series; provided, however, that, for so long as Financial Security shall be the Controlling Party with respect to a Series, amendments, modifications, waivers or supplements hereto relating to such Series, the related Collateral or Spread Account or any requirement hereunder to deposit or retain any amounts in such Spread Account or to distribute any amounts therein as provided in Section 3.03 hereof shall be effective if made or consented to in writing by Financial Security, the Transferor, NAFCO and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the Collateral Agent) but shall in no circumstances require the consent of the Trustee or the Certificateholders related to such Series or any other Series.

         Section 8.04. Severability. In the event that any provision of this Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable, and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Collateral Agent, or any of the Secured Parties, hereunder is unavailable or unenforceable shall not affect in any way the ability of the Collateral Agent or any of the Secured Parties to pursue any other remedy available to it or them (subject, however, to the provisions of this Agreement limiting such remedies).

         Section 8.05. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, each of the parties hereto agrees that it shall not, prior to one year and one day after the Final Scheduled Distribution Date with respect to each Series, acquiesce, petition or otherwise invoke or cause the Transferor or the Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Transferor or the Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the

Transferor or the Trust or all or any part of its property or assets or ordering the winding up or liquidation of the affairs of the Transferor or the Trust. The parties agree that damages will be an inadequate remedy for breach of this covenant and that this covenant may be specifically enforced.

         Section 8.06. Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S.
mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or
(d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

         (i)               If to the Transferor:


                           National Financial Auto Funding Trust
                           c/o The Chase Manhattan Bank (USA)
                           802 Delaware Avenue
                           Wilmington, Delaware  19801
                           Attention:  Corporate Trust Administration

                           Telecopier No.:  (302) 575-5467

                           with a copy to:

                           The Chase Manhattan Bank (USA)
                           c/o The Chase Manhattan Bank, N.A.
                           4 Chase Metrotech Center
                           Brooklyn, New York  11242
                           Attention:  Corporate Trust Administration

                           Telecopier No.:  (718) 242-3529

         (ii)              If to Financial Security:

                           Financial Security Assurance Inc.
                           350 Park Avenue
                           New York, New York 10022
                           Attention:  Surveillance Department

                           Telecopier No.: (212) 339-3518
                                           (212) 339-3529

                           (in each case in which notice or other communication to Financial Security refers to a Default or a claim on the Policy or in which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then with a copy to the attention of the Senior Vice President Surveillance)
         (iii)             If to the Trustee:

                           Harris Trust and Savings Bank
                           311 West Monroe Street
                           Chicago, Illinois  60606
                           Attention:  Indenture Trust Division

                           Telecopier No.:  (312) 461-3525

         (iv)              If to the Collateral Agent:

                           Harris Trust and Savings Bank
                           311 West Monroe Street
                           Chicago, Illinois  60606

                           Attention:  Indenture Trust Division


                           Telecopier No.:    (312) 461-3525

         (v)               If to Moody's:

                           Moody's Investors Service, Inc.
                           99 Church Street
                           New York, New York 10007

                           Telecopier No.:  (212) 553-0344

         (vi)              If to Standard & Poor's:

                           Standard & Poor's Ratings Group
                           26 Broadway
                           New York, New York 10004

                           Telecopier No.:  (212) 208-1582

A copy of each notice given hereunder to any party hereto shall also be given to (without duplication) Financial Security, the Transferor, the Trustee and the Collateral Agent. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         Section 8.07. Term of this Agreement. This Agreement shall take effect on the Closing Date of the Series 1995-1 Certificates and shall continue in effect until the last Final Termination Date to occur with respect to each Series. On such Final Termination Date, this Agreement shall terminate, all obligations of the parties hereunder shall cease and terminate and the Collateral, if any, held hereunder and not to be used or applied in discharge of any obligations of the Transferor or NAFCO in respect of the Secured Obligations or otherwise under this Agreement, shall be released to and in favor of the Transferor, provided that the provisions of Sections 4.06, 4.07 and 8.05 hereof shall survive any termination of this Agreement and the release of any Collateral upon such termination.

         Section 8.08.  Assignments, Third-Party Rights; Reinsurance.

         (a) This Agreement shall be a continuing obligation of the parties hereto and shall (i) be binding upon the parties and their respective successors and assigns, and (ii) inure to the benefit of and be enforceable by each Secured Party and the Collateral Agent, and by their respective successors, transferees and assigns. Neither the seller nor NAFCO may assign this Agreement, or delegate any of its duties hereunder, without the prior written consent of the Controlling

Party.

         (b) Financial Security shall have the right (unless a Financial Security Default shall have occurred and be continuing) to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to any Policy issued in connection with a Series of Certificates and each such participant or reinsurer shall be entitled to the benefit of any representation, warranty, covenant and obligation of each party (other than Financial Security) hereunder as if such participant or reinsurer was a party hereto and, subject only to such agreement regarding such reinsurance or participation, shall have the right to enforce the obligations of each such other party directly hereunder; provided, however, that no such reinsurance or participation agreement or arrangement shall relieve Financial Security of its obligations hereunder, under the Transaction Documents to which it is a party or under any such Policy. In addition, nothing contained herein shall restrict Financial Security from assigning to any Person pursuant to any liquidity facility or credit facility any rights of Financial Security under this Agreement or with respect to any real or personal property or other interests pledged to Financial Security, or in which Federal Security has a security interest, in connection with the transactions contemplated hereby. The terms of any such assignment or participation shall contain an express acknowledgment by such Person of the condition of this Section and the limitations of the rights of Financial Security hereunder.

         Section 8.09. Consent of Controlling Party. In the event that the Controlling Party's consent is required under the terms hereof or under the terms of any Transaction Document, it is understood and agreed that, except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by the Controlling Party in its sole discretion.

         Section 8.10. Trial by Jury Waived. Each of the parties hereto waives, to the fullest extent permitted by law, any right it may have to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Agreement, any of the other Transaction Documents or any of the transactions contemplated hereunder or thereunder. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into this Agreement and the other Transaction Documents to which it is a party, by among other things, this waiver.

         Section 8.11. Governing Law. This Agreement shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

         Section 8.12. Consents to Jurisdiction. Each of the parties hereto irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the state of New York located in the city and county of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or any of the other Transaction Documents or the subject matter hereof or thereof may not be litigated in or by such courts. The Transferor hereby irrevocably appoints and designates Harris Trust and Savings Bank, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. The Transferor agrees that service of such process upon such Person shall constitute personal service of such process upon it. Subject to Section 8.05 hereof, nothing contained in this Agreement shall limit or affect the rights of any party hereto to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against NAFCO or the Transferor or their respective property in the courts of any jurisdiction.

         Section 8.13. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) Harris Trust and Savings Bank is executing this Agreement not in its individual capacity but solely in its capacities as collateral agent and trustee of the Trusts pursuant to the Pooling and Servicing Agreements and (b) in no case whatsoever shall Harris Trust and Savings Bank be personally liable on, or for any loss in respect of, any of the statements, representations, warranties, covenants, agreements or obligations of the Trust hereunder, all such liability, if any, being expressly waived by the parties hereto.

         Section 8.14. Determination of Adverse Effect. Any determination of an adverse effect on the interest of the Secured
Parties or the Certificateholders shall be made without consideration of the availability of funds under the Policies.

         Section 8.15. Counterparts. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

         Section 8.16.  Headings.  The headings of sections and
paragraphs and the Table of Contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth on the first page hereof.

                               NATIONAL FINANCIAL AUTO FUNDING
                                 TRUST


                               By____________________________________
                                Name:
                                Title: __________________ of the
                                Chase Manhattan Bank (USA), as trustee for
                                National Financial Auto Funding Trust


                               FINANCIAL SECURITY ASSURANCE INC.


                               By____________________________________
                                Name:
                                Title:


                               HARRIS TRUST AND SAVINGS BANK,
                                as Trustee


                                By___________________________________
                                 Name:
                                 Title:


                                HARRIS TRUST AND SAVINGS BANK,
                                 as Collateral Agent


                                By___________________________________
                                 Name:
                                 Title: